SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 15, 1998


                           FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                (State or other jurisdiction of incorporation)


                     1-6366                        05-0341324
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           (Commission File Number)      (IRS Employer Identification No.)


                One Federal Street, Boston, Massachusetts  02110
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-346-4000
                                                            ------------


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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

     Pursuant  to  Form  8-K,   General   Instructions  F,   Registrant   hereby
incorporates by reference the press releases attached hereto as Exhibits 99(a) and 99(b).

Item 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         EXHIBIT NO.          DESCRIPTION

         Exhibit 99(a) Press Release Reporting Second Quarter 1998 Earnings - dated July 15, 1998

         Exhibit 99(b) Press Release Reporting Two-for-One Stock Split - dated July 15, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                             FLEET FINANCIAL GROUP, INC.



                                             By /s/ ROBERT C. LAMB
                                               ---------------------------------
                                                    Robert C. Lamb
                                                    Controller
                                                    Chief Accounting Officer


Date:  July 15, 1998